TECHNOLOGY | INNOVATION | SOLUTIONS Investor Presentation February 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Forward-looking Statements & Non-GAAP Financial Information 2 Forward-Looking Language This presentation and all publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods, including statements on the slides in this presentation titled “Total Addressable Market,” “FY16 Outlook,” “FY17 Initial Outlook,” and “Investment Highlights.” Forward- looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the company’s Annual Report for the fiscal year ended March 31, 2015, and Item 1A of the company’s Quarterly Report for the quarter ended December 31, 2015. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted cash flow from operations and adjusted EBITDA. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the tables on slide 22 & 23 for reconciliations to the comparable GAAP measures.

TECHNOLOGY | INNOVATION | SOLUTIONS Key Financial Statistics 3 •Adjusted EBITDA ^ Market Stats Stock Price (2/19/16) $10.48 Diluted Shares Outstanding 22.5M 52 Week High $12.56 Diluted Market Capitalization $236M 52 Week Low $7.97 Total Debt (at 12/31/2015) $0.2M Average Daily Volume (3 months) 34,483 Cash & Marketable Securities (at 12/31/2015) $66M Basic Shares Outstanding 22.5M Enterprise Value $170M Financial Metrics & Valuation (TTM*) Revenue $117.2M Adjusted EBTIDA^ $2.7M Earnings per share ($0.34) EV/Revenue 1.5x $1.8 $6.5 $1.2 $2.7 $0.0 $10.0 FY13 FY14 FY15 TTM* *TTM for the twelve month period ended December 31, 2015 ^Non-GAAP measure, see reconciliation on slide 22 & 23 FY13 & FY14 results reflect the sale of RSG and UK entity

TECHNOLOGY | INNOVATION | SOLUTIONS Transform the guest services experience in the hospitality industry. Build lasting connections with our team, our customers, our stakeholders and our communities. Our Purpose Our Vision Our Mission and Vision 4

TECHNOLOGY | INNOVATION | SOLUTIONS Established In-Market Product Offerings: Interfaced, Not Common Platform Workforce Management (Staff) 2% of Revenue Property Management (Book, Arrive, Order) 24% of Revenue Point-of-Sale (Order) 56% of Revenue Inventory & Procurement (Procure) 10% of Revenue Document Management (Order, Procure) 3% of Revenue Note: Revenue contribution figures represent percentage of TTM for the twelve months ended December 31, 2015. 5

TECHNOLOGY | INNOVATION | SOLUTIONS 6 Key Differentiators The best hospitality knowledge coupled with the best technology talent Competitive Strengths Scalability Support deployments from single lane café (POS) to 8,000 room property (PMS) on a single instance Scalability Scalability High levels of customer service and satisfaction leads to industry-leading average customer life of over ten years Customer Engagement Scalability Successfully running mission critical operations for high profile accounts Stability Scalability Handle disconnected scenarios for weeks at a time Offline Capabilities Scalability Full-service product suite supports customers’ business operations Integrated Suite 6

TECHNOLOGY | INNOVATION | SOLUTIONS 7 rGuest Technology Development Strategy & Plan • Shifting focus from product-centric solutions with a high number of software modules and operating silos to integrated platform centric solution for Lodging, F&B and Payments applications • Designed to run as a Software as a Service (“SaaS”)-based platform on the public cloud, private cloud, on premise, or in a hybrid configuration • Changes the guest interaction dynamic from “Transaction” to “Experience Management” • Transforms Agilysys to a SaaS business • Primary focus now on subscription services revenue model compared to legacy license and maintenance revenue model • Continue to provide customers an upgrade and/or migration path from previously purchased Agilysys products to new rGuest application • rGuest sales account for approximately 5% of TTM revenue for the period ended December 31, 2015 7

TECHNOLOGY | INNOVATION | SOLUTIONS 8 rGuest Platform & Product Offering Overview: End-to-End Solutions Agilysys’ Unified Platform for Delivering its Next Generation Offerings Promote Staff Survey Promote Supply Seat Reserve Seat Stay Buy Stay Upsell Profile Analyze NextGen Offering Today’s Offering Guest Lifecycle Pay Suggest Order Market Discover Book / Reserve Arrive Analyze Procure Staff Experience Current offering Future offering Pay 8

TECHNOLOGY | INNOVATION | SOLUTIONS 9 rGuest: Managing the Guest Experience RESERVE/BOOK 1 ARRIVE/PLAN 2 ORDER/ENJOY 5 ORDER/REST 4 SIT 3 DEPART 6 REFLECT 7 rGuest Seat 1 rGuest Pay RESERVE/BOOK rGuest Seat 3 SIT rGuest Buy 4 rGuest Stay ORDER rGuest Pay 5 4 rGuest Buy ORDER 5 rGuest Analyze 7 rGuest Promote REFLECT rGuest Seat 2 rGuest Stay ARRIVE/PLAN rGuest Analyze rGuest Buy rGuest Stay DEPART rGuest Pay 6 rGuest Buy 4 rGuest Stay ORDER rGuest Pay 5 rGuest Analyze Current Offering Future Offering DISCOVER 0 9

TECHNOLOGY | INNOVATION | SOLUTIONS 10 rGuest Platform Value Proposition Guest Recruitment, Improve Recruitment Personalized Service, Strengthen Connection Revenue & Profit Growth, Increase Wallet Share Optimize Operations, Reduce Costs 10

TECHNOLOGY | INNOVATION | SOLUTIONS 11 Delivering Vision Through the rGuest Platform Common User Interface Shared Configuration Common Services Cloud technology Open architecture Rich Integrations • Common services allow rapid innovation across the Agilysys suite of applications • Common User Interface through-out all applications • Shared configuration and management to reduce overhead of managing multiple systems • Designed from the ground up for today’s trends and tomorrow’s innovations • Cloud delivered, but future options for on premise and hybrid scenarios • Built with an open SOA architecture in mind for partner and customer application integration • Allows for rich data integration for Agilysys applications as well as customers and partners 11

TECHNOLOGY | INNOVATION | SOLUTIONS 12 Product Status Insight Mobile Manager (IMM) v1.x for LMS & Visual One (POS) Initial Release: Fall 2015 (PMS) Limited Release Available 12

TECHNOLOGY | INNOVATION | SOLUTIONS Total Addressable Market is Growing 13 $14B+ Market Opportunity $4.3B Addressed Market AGYS Product roadmap significantly expands total addressable market Industry growth expected at 5-7% annually (commissioned IHL and STR study)

Significant Room for Growth in Markets We Serve

TECHNOLOGY | INNOVATION | SOLUTIONS

$4B in annual spending on existing software services and recurring software maintenance for current product portfolio

Gaming

Pinnacle Entertainment
Sands Casino & Resort
The Cosmopolitan of Las Vegas
Valley View Casino & Hotel
Caesars Palace
Casino Del Sol
Boyd Gaming
Ho-Chunk Gaming
Oxford Casino
Maryland Live! Casino

Hotels, Resorts, and Cruise

The Broadmoor Colorado Springs
The Breakers Palm Beach
The SeaPines Resort
Black Rock Oceanfront Resort
Royal Caribbean International
Pinehurst
Vail Resorts
Royal Lahaina Resort
Norwegian Cruise Lines

Food Service

Compass Group
Benchmarc Restaurants by Marc Murphy
Sugar Factory
BRguest Hospitality
Savor

Restaurants, Universities, Stadia and Healthcare

Yale University
Vanderbilt University
California State University at Fullerton – Auxiliary Services Corporation

THE COSMOPOLITAN™ of LAS VEGAS

CAESARS PALACE LAS VEGAS

Pinnacle Entertainment

COMPASS GROUP

RoyalCaribbean INTERNATIONAL

Revenue Mix by Market (TTM*)


10%
14%
52%
24%

Note: Revenue contribution figures represent percentage of TTM for the twelve months ended December 31, 2015.

Agilysys

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TECHNOLOGY | INNOVATION | SOLUTIONS Historical Financial Results 15 All numbers in thousands, except per share data *FY13 & FY14 results reflect the sale of RSG and UK entity **TTM for the twelve month period ended December 31, 2015 ^ Non-GAAP measure, see reconciliation on slide 22 & 23 $94,008 $101,261 $103,514 $117,150 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 FY13 FY14 FY15 TTM** Revenue * $3,235 $876 $14,361 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 FY14 FY15 TTM** Adjusted Cash from Continuing Operations^ $1,836 $6,450 $1,174 $2,698 $0 $2,000 $4,000 $6,000 $8,000 $10,000 FY13 FY14 FY15 TTM** Adjusted EBITDA^ ($6,214) ($2,895) ($11,497) ($7,654) ($15,000) ($13,000) ($11,000) ($9,000) ($7,000) ($5,000) ($3,000) ($1,000) FY13 FY14 FY15 TTM** Loss from Continuing Operations *

TECHNOLOGY | INNOVATION | SOLUTIONS Recurring Revenue Contribution Focus 16 FY13 FY14 FY15 TTM* 52.2% 52.5% 54.1% 50.3% 33.0% 34.2% 30.8% 35.5% 14.8% 13.3% 15.1% 14.2% Product Mix (as % of total revenue) Recurring Revenue (support, maintenance & subscription) Product Revenue Professional Services Revenue • Recurring revenues comprised 50% of the Company’s TTM* revenue versus 52% in FY13. • Leveraging growing market share and installed product base to offer an increased level of recurring services • Expanding SaaS-based product offerings to create an ongoing customer relationship and foster enhanced recurring revenues SaaS revenues up 20.3% in TTM* vs fiscal 2015 *TTM for the twelve month period ended December 31, 2015.

TECHNOLOGY | INNOVATION | SOLUTIONS Strong Balance Sheet 17 Consolidated Balance Sheet (unaudited) in thousands December 31, 2015 March 31, 2015 Cash, cash equivalents and marketable securities $65,652 $75,067 Other current assets 29,825 29,950 Long-term assets 88,400 76,508 Total assets $183,877 $181,525 Current liabilities $52,016 $50,610 Other liabilities 7,637 6,727 Total liabilities $59,653 $57,337 Shareholders’ equity 124,224 124,188 Total liabilities and shareholders’ equity $183,877 $181,525

Recent Product and Corporate Highlights

TECHNOLOGY | INNOVATION | SOLUTIONS

- Introduced hosted version of LMS property management system
  - Provides new benefits to hospitality operators
  - Foundation for seamless future transition to rGuest Stay platform
  - LMS now fully integrated with rGuest Pay and rGuest Analyze
- Introduced new versions of InfoGenesis and InfoGenesis Flex that are fully integrated with rGuest Pay, rGuest Seat and rGuest Analyze
- YTD FY'16 revenue up **18%** year over year and adjusted EBITDA up **88%**
  - New business win booking value has almost **doubled** compared to prior-year
  - SaaS revenue increased **27%** over the prior-year period
- Over **170** existing customers purchased rGuest platform solutions in YTD FY'16
  - Notable success with rGuest Pay with nearly **250** agreements year to date
  - Sales of rGuest platform represented **5%** of YTD FY'16 revenue

Agilysys

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TECHNOLOGY | INNOVATION | SOLUTIONS FY16 Outlook • Revised FY16 Outlook (February 3, 2016): • Agilysys provided an update to its forecast for fiscal 2016 revenue and Adjusted EBITDA (non-GAAP) initially provided on November 4, 2015. The outlook for fiscal 2016 now contemplates: • Full-year revenue of $117 - $119 million, which compares to the prior expectation for full year revenue of $110 - $112 million and to fiscal 2015 revenue of $103.5 million. • Based on the results of the first nine months of fiscal 2016 and the outlook for the revenue mix and gross margin in the fourth quarter, the Company continues to expect that adjusted EBITDA will more than double year over year, compared to 2015 adjusted EBITDA of $1.2 million. • The Company expects gross margin for fiscal 2016 to be in the mid 50% range. • The Company expects to end fiscal 2016 with over $55 million in cash and cash equivalents 19

TECHNOLOGY | INNOVATION | SOLUTIONS FY17 Initial Outlook • FY17 Initial Outlook (February 3, 2016): • The Company expects fiscal 2017 revenue will increase approximately 10% from the currently anticipated fiscal 2016 revenue range of $117 - $119 million. • Agilysys also expects to generate break-even to modestly positive levels of free cash flow in fiscal 2017. 20

TECHNOLOGY | INNOVATION | SOLUTIONS Investment Highlights  Agilysys’ solutions drive substantial customer benefits including increased revenue, reduced cost, enhanced guest experiences, and improved morale  Significant growth opportunities through cross-selling, next-gen SaaS product rollout, new market penetration and international expansion  Strong industry demand and upsell opportunities to our over 3,100+ customers  Strong balance sheet as of Q3 FY 2016:  $66 million of cash and marketable securities as of Q3 FY 2016  Year-over-year normalized deferred revenue of $40.7 million  $175 million in net operating losses 50% Recurring Revenue TTM* 75% Recurring Revenue Gross Margins 95%+ Renewal Rate in FY2015 $14B+ Market Opportunity 10+ Year Average Customer Relationship 21 *TTM for the twelve month period ended December 31, 2015.

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 22 *TTM for the twelve month period ended December 31, 2015. 2013 2014 2015 TTM* Net (loss) income (1,298)$ 17,097$ (11,497)$ (7,654)$ (Loss) Income from discontinued operations, net of taxes 4,916 19,992 - - Loss from continuing operations (6,214) (2,895) (11,497) (7,654) Income tax (benefit) expense (3,118) (2,491) (1,054) (377) Loss before income taxes (9,332) (5,386) (12,551) (8,031) Depreciation of fixed assets 2,137 2,074 2,225 2,151 Amortization of intangibles 3,284 6,414 3,461 1,405 Amortization of developed technology 805 312 1,294 1,116 Interest (income) expense 253 61 (62) (51) EBITDA (b) (2,853) 3,475 (5,633) (3,410) Share-based compensation 1,638 2,119 3,140 3,630 Asset write-offs and other fair value adjustments 120 327 1,836 1,836 Restructuring, severance and other charges 1,495 1,392 1,482 340 Other non-operating (income) expense (228) (863) 146 117 Legal settlements 1,664 - 203 185 Adjusted EBITDA from continuing operations (a) 1,836$ 6,450$ 1,174$ 2,698$ (a) Adjusted EBITDA from continuing operations, a non-GAAP financial measure, is defined as income from continuing operations before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (b) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (In thousands) AGILYSYS, INC. RECONCILIATION OF ADJUSTED EBITDA TO NET (LOSS) INCOME (UNAUDITED) Fiscal year ended March 31,

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 23 *TTM for the twelve month period ended December 31, 2015. 2014 2015 TTM* Operating activities: Net cash provided by (used in) operating activities from continuing 1,384$ (2,186)$ 13,597$ Non-recurring cash items: Payments for restructuring, severance and other charges 1,741 1,348 749 Payments for legal settlements 110 1,714 15 Adjusted cash provided by continuing operations (a) 3,235$ 876$ 14,361$ (a) Non-GAAP financial measure AGILYSYS, INC. (In thousands) RECONCILIATION OF OPERATING CASH FLOWS FROM CONTINUING OPERATIONS (UNAUDITED) TO ADJUSTED CASH FLOWS FROM CONTINUING OPERATIONS Fiscal year ended March 31,